UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 14, 2023

AgileThought, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39157	87-2302509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

222 W. Las Colinas Blvd. Suite 1650E,
 Irving, Texas 75039
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (971) 501-1140

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered

Class A Common Stock, $0.0001 par value per share	AGIL	Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	AGILW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard.

As previously disclosed, AgileThought, Inc., a Delaware corporation (the “Company”), and certain of its direct and indirect subsidiaries filed voluntary petitions (the “Chapter 11 Filing”) under title 11 of the United States Code, 11 U.S.C. §§ 101, et seq. in the U.S. Bankruptcy Court for the District of Delaware.

On November 14, 2023, the Company received written notice from The Nasdaq Stock Market LLC (“Nasdaq”) indicating that as a result of the Chapter 11 Filing, a review of publicly available information, and in accordance with Listing Rules 5101, 5110(b) and IM-5101-1, Nasdaq has determined that the Company’s Class A Common Stock and Warrants to purchase such stock will be delisted from The Nasdaq Stock Market. Trading of those securities will be suspended at the opening of business on November 24, 2023, and a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”), which will remove those securities from listing and registration on The Nasdaq Stock Market.

In such notice Nasdaq stated that its determination was based on the following factors:

•	the Chapter 11 Filing and the associated public interest concerns raised thereby;

•	concerns regarding the residual equity interest of the existing listed securities holders; and

•
additional concerns about the Company’s ability to sustain compliance with all requirements for continued listing on The Nasdaq Stock Market, in light of the Company’s current non-compliance with (i) Listing Rule 5550(a)(2), which sets forth the minimum bid price requirement for continued listing on the Nasdaq Capital Market, and (ii) Listing Rule 5250(c)(1) as a result of the Company’s delinquent Quarterly Report on Form 10-Q for the period ended September 30, 2023. These two deficiencies were noted as additional and separate bases for delisting.

The Company does not intend to appeal Nasdaq’s determination to delist the Company’s securities.

The Company cautions that trading in the Company’s common stock and warrants to purchase common stock during the pendency of the Filing is highly speculative and poses substantial risks. Trading prices for the Company’s common stock and warrants to purchase common stock bear little or no relationship to the actual recovery, if any, by holders of the Company’s common stock in the Chapter 11 case.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AgileThought, Inc.

November 20, 2023	By:	/s/ Carolyne Cesar
		Name:	Carolyne Cesar
		Title:	Chief Financial Officer